UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

CONVIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34707	74-2935609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

11501 Domain Drive, Suite 200 Austin, Texas		78758
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 652-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 27, 2012 the Company and Blackbaud, Inc. (“Blackbaud”) issued a joint press release announcing that the Antitrust Division of the United States Department of Justice and the Federal Trade Commission had granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the merger of the Company and Blackbaud (the “Merger”) pursuant to that certain Agreement and Plan of Merger dated January 16, 2012. The Merger remains subject to the satisfaction of certain closing conditions.

A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Convio, Inc. and Blackbaud, Inc. dated April 27, 2012

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” relating to the acquisition of Convio by Blackbaud and the companies’ potential combined business. Those forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and actual outcomes and results could differ materially. Among other risks, there can be no guarantee that the acquisition will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the acquisition and combined business will be realized. These forward-looking statements should be evaluated together with the risk factors and uncertainties that affect Blackbaud’s and Convio’s businesses, particularly those identified in their Annual Reports on Form 10-K and other filings with the U.S. Securities and Exchange Commission, or SEC. Except as might be required by law, neither company undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information

Blackbaud, through its wholly owned subsidiary Caribou Acquisition Corporation, launched a tender offer for all the issued and outstanding shares of Convio common stock on January 25, 2012 and has filed with the SEC a tender offer statement on Schedule TO. Investors and Convio stockholders should read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 filed by Convio with the SEC, because they contain important information. These documents are available at no charge through the SEC’s website at www.sec.gov, from Georgeson Inc., the information agent for the offer, toll-free at (800) 868-1391 (banks and brokers call (212) 440-9800), from Blackbaud (with respect to documents filed by Blackbaud with the SEC) by going to the Investor Relations section of Blackbaud’s website at www.blackbaud.com, or from Convio (with respect to documents filed by Convio with the SEC) by going to the Investor Relations section of Convio’s website at www.convio.com.

In addition to the offer to purchase, the related letter of transmittal and other offer documents, as well as the solicitation/recommendation statement, Blackbaud and Convio file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any of these reports, statements or other information in the EDGAR database at the SEC website, www.sec.gov, or at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVIO, INC.

Date: April 27, 2012	/s/ James R. Offerdahl
James R. Offerdahl, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of Convio, Inc. and Blackbaud, Inc. dated April 27, 2012